UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 21, 2016

Date of Report (Date of Earliest Event Reported)

HP Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                                    Regulation FD Disclosure.

On June 21, 2016, HP Inc. (“HP”) issued a press release entitled “HP Inc. Hosts Webcast to Update its Printing Sales Model,” announcing a live webcast to discuss a recently announced divestiture, investments in HP’s Printing business as well as updates to HP’s financial outlook for fiscal 2016. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The slides presented during the live webcast are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The foregoing description and the other information in this Current Report on Form 8-K are included in this report solely for informational purposes. The information reported in this Item 7.01, including the materials attached as Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01.                                                    Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	HP Inc. press release, dated June 21, 2016, entitled “HP Inc. Hosts Webcast to Update its Printing Sales Model.”
Exhibit 99.2	Presentation, dated June 21, 2016, entitled “HP Inc. Printing Update.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: June 21, 2016	By:	/s/ Ruairidh Ross
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	HP Inc. press release, dated June 21, 2016, entitled “HP Inc. Hosts Webcast to Update its Printing Sales Model.”
Exhibit 99.2	Presentation, dated June 21, 2016, entitled “HP Inc. Printing Update.”